As filed with the Securities and Exchange Commission on June 8, 2017

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

Under

The Securities Act of 1933

CASCADIAN THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	26-0868560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2601 Fourth Avenue, Suite 500

Seattle, WA 98121

(206) 801-2100

(Address including zip code, and telephone number, including area code, of principal executive offices)

CASCADIAN THERAPEUTICS, INC.

2016 EQUITY INCENTIVE PLAN

(Full title of the plan)

Scott Myers

President and Chief Executive Officer

Cascadian Therapeutics, Inc.

2601 Fourth Avenue, Suite 500

Seattle, WA 98121

(206) 801-2100

(Name, address, and telephone number, including area code, of agent for service)

Copy to:

Alan C. Smith

Effie Toshav

Amanda L. Rose

Fenwick & West LLP

1191 Second Avenue, Floor 10

Seattle, Washington 98101

(206) 389-4510

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging growth company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock $0.0001 par value
—To be issued under the 2016 Equity Incentive Plan	6,700,000 (3)	$3.99	$26,733,000	$3,098.36

(1)	Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) this Registration Statement shall also cover any additional shares of the Registrant’s common stock that become issuable in respect of the securities identified in the above table by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of the Registrant’s outstanding shares of common stock.
(2)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and (h) under the Securities Act based on the average of the high and low prices of the Registrant’s common stock as reported by The NASDAQ Global Market on June 2, 2017.
(3)	Represents additional shares of the Registrant’s common stock reserved for issuance under the Registrant’s 2016 Equity Incentive Plan as of June 8, 2017.

CASCADIAN THERAPEUTICS, INC.

REGISTRATION OF ADDITIONAL SECURITIES

PURSUANT TO GENERAL INSTRUCTION E

This Registration Statement registers an additional 6,700,000 shares of common stock of Cascadian Therapeutics, Inc. (the “Registrant”) to be issued pursuant to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). Accordingly, the contents of the following are incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8: the previous Registration Statement on Form S-8 filed by the Registrant with the Securities and Exchange Commission (“SEC”) for the 2016 Plan on June 23, 2016 (File No. 333-212201).

Item 3. Incorporation of Documents by Reference

The following documents previously filed with the SEC are hereby incorporated by reference:

(a) The Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on March 9, 2017.

(b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of the fiscal year covered by the Annual Report on Form 10-K referred to in (a) above.

(c) The description of the Registrant’s common stock contained in the Registrant’s registration statement on Form 8-A 12B, filed December 10, 2007, pursuant to Section 12(b) of the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

Unless expressly incorporated into this Registration Statement, a report furnished on Form 8-K prior or subsequent to the date hereof shall not be incorporated by reference into this Registration Statement, except as to specific sections of such statements as set forth therein. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8. Exhibits.

Exhibit Number	Description

4.1 (1)	Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.2 (2)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.3 (3)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.4 (4)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.5 (5)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.6 (6)	Bylaws of Cascadian Therapeutics, Inc.

4.7 (7)	Form of Registrant’s Common Stock certificate.

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Fenwick & West LLP (see Exhibit 5.1).

24.1	Power of Attorney (included on signature page).

99.1 (8)	2016 Equity Incentive Plan.

99.2 (9)	Form of Stock Option Agreement under the 2016 Equity Incentive Plan.

99.3 (10)	Form of Restricted Share Unit Agreement under the 2016 Equity Incentive Plan.

99.4 (11)	Form of Restricted Share Unit Agreement (Non-Employee Director) under the 2016 Equity Incentive Plan.

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-4/A (File No. 333-145995), filed on September 27, 2007.
(2)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33882), filed on June 10, 2014.
(3)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33882), filed on June 9, 2016.
(4)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33882), filed on November 23, 2016.
(5)	Incorporated by reference to Appendix B to the Registrant’s Definitive Proxy Statement (File No. 001-33882), filed on April 26, 2017.
(6)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33882), filed on August 14, 2009.
(7)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-4/A (File No. 333-145995), filed on September 27, 2007.
(8)	Incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement (File No. 001-33882), filed on April 26, 2017.
(9)	Incorporated by reference to Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33882), filed on August 8, 2016.
(10)	Incorporated by reference to Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33882), filed on August 8, 2016.
(11)	Incorporated by reference to Exhibit 10.7 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33882), filed on August 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Cascadian Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on this 8th day of June 2017.

CASCADIAN THERAPEUTICS, INC.

By:	/s/ Scott D. Myers
Scott D. Myers President and Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott D. Myers and Julia M. Eastland, and each of them, as his or her attorneys-in-fact, with full power of substitution in each, for him or her in any and all capacities to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott D. Myers Scott D. Myers	President, Chief Executive Officer and Director (Principal Executive Officer)	June 8, 2017

/s/ Julia M. Eastland Julia M. Eastland	Chief Financial Officer, Chief Business Officer and Secretary (Principal Financial and Accounting Officer)	June 8, 2017

/s/ Christopher Henney, Ph.D. Christopher Henney, Ph.D.	Director	June 8, 2017

/s/ Gwen A. Fyfe, M.D. Gwen A. Fyfe, M.D.	Director	June 8, 2017

/s/ Steven P. James Steven P. James	Director	June 8, 2017

/s/ Ted W. Love, M.D. Ted W. Love, M.D.	Director	June 8, 2017

/s/ Daniel Spiegelman Daniel Spiegelman	Director	June 8, 2017

/s/ Robert W. Azelby Robert W. Azelby	Director	June 8, 2017

INDEX TO EXHIBITS

Exhibit Number	Description

4.1 (1)	Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.2 (2)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.3 (3)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.4 (4)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.5 (5)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cascadian Therapeutics, Inc.

4.6 (6)	Bylaws of Cascadian Therapeutics, Inc.

4.7 (7)	Form of Registrant’s Common Stock certificate.

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Fenwick & West LLP (see Exhibit 5.1).

24.1	Power of Attorney (included on signature page).

99.1 (8)	2016 Equity Incentive Plan.

99.2 (9)	Form of Stock Option Agreement under the 2016 Equity Incentive Plan.

99.3 (10)	Form of Restricted Share Unit Agreement under the 2016 Equity Incentive Plan.

99.4 (11)	Form of Restricted Share Unit Agreement (Non-Employee Director) under the 2016 Equity Incentive Plan.

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-4/A (File No. 333-145995), filed on September 27, 2007.
(2)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33882), filed on June 10, 2014.
(3)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33882), filed on June 9, 2016.
(4)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33882), filed on November 23, 2016.
(5)	Incorporated by reference to Appendix B to the Registrant’s Definitive Proxy Statement (File No. 001-33882), filed on April 26, 2017.
(6)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33882), filed on August 14, 2009.
(7)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-4/A (File No. 333-145995), filed on September 27, 2007.
(8)	Incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement (File No. 001-33882), filed on April 26, 2017.
(9)	Incorporated by reference to Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33882), filed on August 8, 2016.
(10)	Incorporated by reference to Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33882), filed on August 8, 2016.
(11)	Incorporated by reference to Exhibit 10.7 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33882), filed on August 8, 2016.